Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
December 31, 1998



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.7179%



        Excess Protection Level
          3 Month Average   5.85%
          December, 1998   5.83%
          November, 1998   5.70%
          October, 1998   6.02%


        Cash Yield                                  18.72%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.91%


        Over 35 Day Delinquency                      4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $41,270,703,888.09


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,468,784,369.60